Cash and cash equivalents	12 Months Ended
Dec. 31, 2017
Cash and cash equivalents [abstract]
Disclosure of cash and cash equivalents [text block]

16 Cash and cash equivalents

	At 31 December
(in USD million)	2017	2016

Cash at bank available	591	596
Time deposits	1,889	1,660
Money market funds	381	65
Interest bearing securities	1,092	2,234
Restricted cash, including margin deposits	437	535

Cash and cash equivalents	4,390	5,090

Restricted cash at 31 December 2017 and 2016 includes collateral deposits related to trading activities of USD 300 million and USD 398 million, respectively. Collateral deposits are related to certain requirements set out by exchanges where Statoil is participating. The terms and conditions related to these requirements are determined by the respective exchanges.